Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Vion Pharmaceuticals, Inc.	Case No. 09-14429 (CSS)
Reporting Period: January 2010

Federal Tax I.D.# 13-3671221
CORPORATE MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	No
Copies of bank statements		No	No
Cash disbursements journals		No	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Post-petition Taxes	MOR-4	Yes	No
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Post-petition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	No
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Taxes Reconciliation and Aging	MOR-5	Yes	No
Payments to Insiders and Professional	MOR-6	Yes	No
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes	No
Debtor Questionnaire	MOR-7	Yes	No
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

/s/ Karen Schmedlin	February 22, 2010

Signature of Authorized Individual*	Date

Karen Schmedlin	Vice President, Finance, Chief Accounting Officer and Secretary

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	Vion Pharmaceuticals, Inc.	Case No. 09-14429 (CSS)

	Debtor	Reporting Period: January 2010
DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?	X (2)
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

(1)	Explanation for Question 6 — Certain Taxes (personal property tax, real estate tax and use tax) totaling $37,785 were paid during this reporting period pursuant to Court order. As such, Taxes paid have not been allocated between pre- and post-petition periods.

(2)	Explanation for Question 13 — Includes certain post-petition payables totaling $22,566 per MOR-4 which are either related to pre-petition contracts subject to rejection or related to licensed technologies which will be referred to Licensor for payment.

FORM MOR-7
2/2008

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: January 2010
MOR-1 — SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (UNAUDITED)

Account Description	Petty Cash	Checking	Money Market	Investment	Utility Escrow	Current Month
Bank Account		Citibank	Citibank	UBS	Citibank	Actual
Bank Account		xxx4853	xxx7468	xxx47KL	xxx2478	Total of
GL Account	1050-00	1041-00	1042-00	1060-00	1045-00	All Accounts

Cash, as of 12/31/09	$800	$224,988	$20,505	$14,001,628	$—	$14,247,921

Receipts:
Interest Income			10	159		169
Royalty Income		475				475
COBRA Receipts		941				941
Transfers (from DIP Accounts)		76,000	29,496		4,367	109,863

Total Receipts	$—	$77,416	$29,506	$159	$4,367	$111,448

Disbursements:
Payroll, Taxes and Benefits		$72,919		$262,528		$335,447
R&D Outside Tests, Services, Licenses & Supplies		433				433
Drug Storage and Handling		500				500
Professional Fees — Debtor		8,840				8,840
US Trustee Fees		975				975
Facilities and Related		43,047				43,047
Sales, Use and Other Taxes and Licenses		37,984				37,984
Business Travel	400	2,008				2,408
Transfers (to DIP Accounts)		33,863		76,000		109,863

Total Disbursements	$400	$200,569	$—	$338,528	$—	$539,497

Net Cash Flow	$(400)	$(123,153)	$29,506	$(338,369)	$4,367	$(428,049)

Cash, End of Month	$400	$101,835	$50,011	$13,663,259	$4,367	$13,819,872

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

Total Disbursements	$539,497
Less: Transfers to other DIP accounts	(109,863)
Plus: Estate disbursements made by outside sources	0

Total Disbursements for Calculating U.S. Trustee Quarterly Fees — Quarter-to-Date	$429,634

BANK RECONCILIATIONS AND CASH DISBURSEMENTS JOURNAL

Account Description	Checking	Money Market	Investment	Utility Escrow
Bank Account	Citibank	Citibank	UBS	Citibank
Bank Account	xxx4853	xxx7468	xxx47KL	xxx2478
GL Account	1041-00	1042-00	1060-00	1045-00

Balance per Books	$101,835	$50,011	$13,663,259	$4,367
Outstanding Checks	$27,101

Balance per Bank	$128,936	$50,011	$13,663,259	4,367

Vion Pharmaceuticals, Inc. (the “Debtor”) hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and cash disbursements journal. Such documents are available upon request. The Debtor’s standard practice is to insure that each bank account is reconciled to monthly bank statements for each calendar month within 20 days after month end.
I attest that each of the Debtor’s bank accounts for the period is reconciled to the bank statements and that all cash disbursements are summarized in MOR 1.

On behalf of Vion Pharmaceuticals, Inc.:
/s/ Karen Schmedlin
Karen Schmedlin
Vice President, Chief Accounting Officer and Secretary

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: January 2010
MOR-2 — STATEMENT OF OPERATIONS (UNAUDITED)

		Cumulative from
		12/17/09 (Petition
	For the Month of	Date) through
	January 2010	1/31/10

Revenues:
Technology License Revenues	$—	$51

Operating Expenses:
Payroll, taxes and benefits	493,043	616,381
Drug storage, lab supplies	6,811	12,571
Facilities-rent,maintenance, postage, supplies	52,513	83,945
Clinical trials expense	116,928	400,457
Professional fees	9,124	11,845
Insurance expense	25,504	92,038
Taxes	1	1
Travel	5,635	5,635
Other	—	(12,206)
Noncash depreciation and stock compensation expense	14,566	30,701

Total Operating Expenses	724,125	1,241,368

Operating Loss	(724,125)	(1,241,317)
Interest Income	(144)	(413)

Loss Before Reorganization Items and Taxes	$(723,981)	$(1,240,904)

Reorganization Items:
Professional fees	249,421	389,889
US Trustee fees	0	975

Loss before Taxes	$(973,402)	$(1,631,768)
State Income Taxes	250	250

Net Loss	$(973,652)	$(1,632,018)

The statements of operations for the periods are unaudited and do not reflect all adjustments necessary to represent results for the periods in accordance with Generally Accepted Accounting Principles in the United Stated (“GAAP”). The Debtor prepares financial statements on a quarterly basis and as such the interim periods above may also include quarter-end adjustments that do not relate solely to the period above.

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: January 2010
MOR-3 — BALANCE SHEETS (UNAUDITED)

	1/31/2010	12/17/2009
Assets:
Cash and cash equivalents	$13,819,872	$14,368,704
Available-for-sale securities	14,750	19,938
Miscellaneous receivables	68,279	58,522
Prepaid expenses	107,535	270,524
Property and equipment, net	148,845	178,197
Security deposits	25,000	25,000

Total Assets	$14,184,281	$14,920,885

Liabilities Not Subject to Compromise (Post-petition): (1)
Accounts payable	$227,299	$—
Taxes payable	1	31,057
Accrued clinical trials expense	662,903	—
Accrued payroll and benefits	161,650	2,017
Accrued professional fees	201,118	35,970
Other accrued liabilities	—	—

Total Liabilities Not Subject to Compromise (Post-petition)	1,252,971	69,044

Liabilities Subject to Compromise (Pre-petition): (1)
Senior notes	60,000,000	60,000,000
Interest payable	1,562,917	1,562,917
Accounts payable	389,610	305,721
Taxes payable	5,700	—
Accrued clinical trials expense	3,134,892	3,492,947
Accrued payroll and benefits	—	—
Accrued professional fees	—	—
Other accrued liabilities	3,085	19,295

Total Liabilities Subject to Compromise (Pre-petition)	65,096,204	65,380,880

Shareholders’ Equity:
Common stock	80,545	80,825
Additional paid-in-capital	215,550,539	215,548,909
Other Comprehensive Income	14,750	19,937
Accumulated deficit	(267,810,728)	(266,178,710)

Total Shareholders’ Equity	(52,164,894)	(50,529,039)

Total liabilities and shareholders’ equity	$14,184,281	$14,920,885

These balance sheets are unaudited and do not reflect all adjustments necessary to represent the Debtor’s financial position in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”).

(1)	Amounts and classification as “subject to compromise” and “not subject to compromise” of Liabilities are subject to change.

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: January 2010
MOR-4 — STATUS OF POST-PETITION TAXES

		Amount Withheld
	Beginning Tax	and/or Accrued	Amount Paid	Dates Paid(1)	Check # or EFT	Ending Tax

Federal:
Withholding (1)	$—	$50,516	$(50,516)	1/13/10 and 1/26/10	(1)	$—
FICA-Employee (1)	—	17,910	(17,910)	1/13/10 and 1/26/10	(1)	—
FICA-Employer, net of COBRA Subsidy Credit (1)	—	16,257	(16,257)	1/13/10 and 1/26/10	(1)	—
Unemployment (1)	—	907	(907)	1/13/10 and 1/26/10	(1)	—
Income (2)	—	—				—

Total Federal	$—	$85,590	$(85,590)			$—

State and Local:
Withholding (1)	$—	$11,358	$(11,358)	1/13/10 and 1/26/10	(1)	$—
Unemployment (1)	—	8,937	(8,937)	1/13/10 and 1/26/10	(1)	—
Income (3)	—	250	(250)	2008	(3)	—
Sales and Use (4)	576	1	(576)	1/8/10	WT524	1
Real Property (5)	24,781	—	(24,781)	1/5/10	32831	—
Personal Property (6)	12,428	—	(12,428)	1/4/10	32828	—
Other: Franchise Tax (7)	5,700	—				5,700

Total State and Local	$43,485	$20,546	$(58,330)			$5,701

Total Taxes	$43,485	$106,136	$(143,920)			$5,701

(1)	Semi-monthly payroll processing including remission of payroll taxes is outsourced. The Debtor made the payroll/tax wires to its payroll processing company on 1/13/10 and 1/26/10 and the related federal and state tax deposits were made timely by its payroll processing.

(2)	Debtor does not have 2009 and 2010 Federal income tax liabilities due to net tax losses.

(3)	Debtor recorded prepetition a 2009 state income minimum taxes of $250. In January 2010, the Debtor also recorded a 2010 state income taxes of $250. Such taxes will be credited against its state income tax carryforward of $5,000 from 2008 when its 2009 and 2010 state income tax returns are filed.

(4)	Beginning tax represents Q4 2009 CT use tax liability paid in January 2010 pursuant to Court Order. As such, amount was not allocated between pre- and post-petition periods. Ending tax represents state use tax accrual for January 2010 which is due April 30, 2010.

(5)	Represents reimbursement for real estate taxes related to its leased premises paid in January 2010 pursuant to Court Order. As such, amount was not allocated between pre- and post-petition periods.

(6)	Represents personal property taxes paid in January 2010 pursuant to Court Order. As such, amount was not allocated between pre- and post-petition periods.

(7)	Represents estimated balance of DE franchise tax due 3/1/2010, which will be paid to Court Order. As such, amount was not allocated between pre- and post-petition periods.
Vion Pharmaceuticals, Inc. (the “Debtor”) hereby submits this attestation regarding post-petition taxes in lieu of providing copies of tax payment receipts and tax returns filed.
Such documents are available upon request.
I attest that tax returns have been filed in accordance with federal, state and city requirements for the period. Taxes payments made for the period are summarized in MOR-1.

On behalf of Vion Pharmaceuticals, Inc.:
/s/ Karen Schmedlin
Karen Schmedlin
Vice President, Chief Accounting Officer and Secretary

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: January 2010
MOR-4 (continued) — SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable (1)	$200,479	$26,820				$227,299
Wages Payable	161,650					161,650
Accrued Clinical Trials Expense	662,903					662,903
Professional Fees	201,118					201,118

Total Post Petition Debt	$1,226,150	$26,820	$—	$—	$—	$1,252,970

(1)	See attached aging of post-petition accounts payable as of 1/31/2010.

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: January 2010
MOR-4 (continued) — AGING OF POST-PETITION ACCOUNTS PAYABLE

Vendor Name	Current	0 - 30 days	31 - 60 days	61 - 90 days	Over 90 days	Total

Airgas East	230.14					230.14
Almac Clinical Services (2)	1,381.34	716.98				2,098.32
American Express	55.00					55.00
American Express	1,182.74					1,182.74
American Express	1,412.00					1,412.00
American Express	19.95					19.95
AT & T Mobility	2,014.51					2,014.51
A T & T (1)	1,346.73	46.98				1,393.71
CBS Bloom’s Business System, Inc.	28.92					28.92
Covance Labs	5,000.00					5,000.00
Federal Express	252.43					252.43
Fisher Scientific (1)		392.00				392.00
Fulbright & Jaworski L.L.P.	170,431.71					170,431.71
GE Capital	5,936.88					5,936.88
IngeniX division i3 Research (2)		21,063.17				21,063.17
Iron Mountain	814.97					814.97
Law Office of Albert Wai-Kit Chan, PLLC (3)	3,429.50	785.50				4,215.00
MegaPath Inc.	313.54					313.54
Newman’s Cleaning Service, Inc.	700.00					700.00
Premier Supplies (1)	14.66	61.94				76.60
Provident Life and Accident Ins. Co.	100.92					100.92
R. K. Hills	1,680.00					1,680.00
Science Park Development Corp. (1)	1,667.47	2,215.90				3,883.37
Security Mutual Life Ins. Co. of NY	1,765.33					1,765.33
The United Illuminating Company (1)	630.55	1,537.33				2,167.88
Verizon Wireless	69.51					69.51

Total	200,478.80	26,819.80				227,298.60

(1)	Amounts shown in 0-30 day column paid in February 2010.

(2)	Amounts shown in 0-30 day column relate to pre-petition contracts which are subject to rejection.

(3)	Amount shown in 0-30 day column relates to licensed technologies and will be referred to Licensor for potential payment.

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: January 2010
MOR-5 — ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
The Debtor did not have any accounts receivable during the period.
MOR-5 — TAXES RECONCILIATION AND AGING

	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

Total Taxes Payable	$5,701					$5,701

Total Accounts Payable (1)	$200,479	$26,820				$227,299

(1)	See MOR-4 for aging of post-petition accounts payable as of 1/31/10.

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: January 2010
MOR-6 — PAYMENTS TO INSIDERS AND PROFESSIONALS

	INSIDERS
			Total Paid Post-Petition To	Total Unpaid
Name	Type of Payment	Amount Paid for Period	Date	Post-Petition

Ann Cahill	Salary	$13,274.34	$20,617.52	$—
Howard B. Johnson	Salary	16,263.20
	Flexible spending account reimbursement	853.62
	Commuting reimbursement	1,963.84
	Total	19,080.66	28,758.46	—
Alan Kessman	Salary	21,795.00
	Total	21,795.00	39,252.32	—
Ivan King	Salary	14,439.18	22,256.30	—
Karen Schmedlin	Salary	11,523.26
	Flexible spending account reimbursement	255.98
	Total	11,779.24	18,223.38	—
James Tanguay	Salary	6,899.92	10,658.62	—

Total Payments to Insiders		$87,268.34	$139,766.60	$—

	PROFESSIONALS
	Date of Court Order		Amount Paid for	Total Paid	Total Incurred and
Name	Authorizing Payment	Amount Approved	Period	Post-Petition to Date	Unpaid Post-Petition

Fulbright & Jaworski LLP			$—	$—	$212,119	(3)
Richards, Layton and Finger PA			—	—	107,410	(4)
Delaware Claims Agency LLC	12/21/2009	(1)	3,027.12	—	4,673	(5)
Ernst & Young, LLP	2/17 and 2/18/2010	(2)	—	—	57,660	(6)

Total Payments to Professionals			$3,027.12	$—	$381,862

(1)	For approved fees and expenses, see Schedule A to the Services Agreement dated 12/8/2009 filed with Retention Application on 12/17/2009.

(2)	For approved fees and expenses, see Engagement Letters included in Retention Applications filed 1/4/2010 and 2/1/2010.

(3)	Amount represents fees and expenses billed for the period from 12/17/09-1/31/10.

(4)	Amounts represents estimated fees and expenses for the period from 12/17/09-1/31/10 before applying retainer of $48,211.

(5)	Amount represents fees and expenses billed for the period 1/1/10-1/31/10.

(6)	Amount represents estimated fees and expenses for the period from 12/17/09-1/31/10.